Massachusetts Prospectus Supplement*

July 1, 1997
AEL Personal Portfolio
37301 F (4/97)

The following language is added to the last paragraph on page 20 of the prospectus under "Buying your annuity:" In Massachusetts additional purchase payments may be made to nonqualified and qualified annuities for 10 contract years only.











































*Destroy 5/1/98
37301-35 (6/97)